UNITED STATES

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] [ ] [X] [ ] [ ]

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to §240.14a-12

NORTHERN LIGHTS FUND TRUST II

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] [ ] [ ] [ ]	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) (2) (3) (4) (5)

Title of each class of securities to which transaction applies:

Aggregate number of securities to which transaction applies:

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Proposed maximum aggregate value of transaction:

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Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)                Form, Schedule or Registration No.:

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(4)                Date Filed:

NORTHERN LIGHTS FUND TRUST II

Al FRANK FUND (VALAX)

(the “Fund”)

July 14, 2023

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by Shareholders (the “Shareholders”) of the above-named Fund, a series of Northern Lights Fund Trust II (the “Trust”), at a special meeting of Shareholders to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 7, 2023, at 10:00 am (Eastern Time). Please review the Proxy Statement and cast your vote on the proposal. After considering the proposal, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has unanimously approved the proposal. The Board recommends that Shareholders vote FOR the proposal.

The Adviser serves as the Fund’s investment adviser, under its investment advisory agreement (the “Existing Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023 and as discussed in more detail in the enclosed Proxy Statement, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser, has agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”). Investment vehicles managed by Stone Point will retain a portion of their investment in Focus as part of the transaction with CD&R (the “Transaction”), and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned and its shares will not be publicly traded. The Transaction is not expected to result in any material change in the day-to-day management of the Fund or the Adviser. Focus is not currently involved in the management of the Fund or the implementation of the investment objective and strategies of the Fund, and none of Focus, CD&R or Stone Point will be involved in such activities following the completion of the Transaction.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement contains a provision that the agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreement and result in the automatic termination of the Existing Advisory Agreement.

At a meeting held on May 23, 2023, the Board of the Trust unanimously approved a new investment advisory agreement between the Adviser and the Trust with respect to the Fund (the “New Advisory Agreement”). The New Advisory Agreement must also be approved by Shareholders, so you are being asked to approve the New Advisory Agreement.

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the same terms and conditions and advisory fee rate to those currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, and fundamental or non-fundamental investment restrictions will not change as a result of the Transaction. All of the investment advisory

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personnel who currently manage the Fund are expected to continue to do so after the Closing Date. In addition, the Board’s Trustees who oversee the Trust will continue to do so after the Closing Date.

To provide for continuity in the operation of the Fund in the event Shareholders do not approve the New Advisory Agreement prior to the Closing Date, on May 23, 2023, the Board unanimously approved an interim advisory agreement (the “Interim Advisory Agreement”) that meets the requirements of Rule 15a-4 under the 1940 Act, including that it will be in effect for no longer than 150 days following the Closing Date. The Interim Advisory Agreement has an identical advisory fee rate and identical terms and provisions as the Existing Advisory Agreement, except for the effective and termination dates, certain escrow provisions, and other immaterial changes. The Interim Advisory Agreement will take effect if Shareholders do not approve the New Advisory Agreement prior to the Closing Date and may be terminated prior to the completion of its 150-day term, and will terminate in the event that Shareholders of the Fund approve the New Advisory Agreement (defined below).

Additionally, in connection with the Change of Control, the Adviser has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for the Adviser or any affiliated persons thereof to receive any amount or benefit in connection with a change in control of the Adviser as long as at least 75% of the Trustees of the Fund are not “interested persons” as defined in the 1940 Act (“Independent Trustees”), among other requirements. Currently, the Fund’s Board meets the 75% threshold.

The Transaction WILL NOT CHANGE the Fund’s name or the number of shares you own of the Fund.

The Board has determined that approval of the New Advisory Agreement is in the best interests of the Fund and its Shareholders.

The Board voted unanimously to approve the proposal. The Board recommends that you vote FOR the proposal.

The enclosed Proxy Statement describes the voting process for Shareholders. The proxy votes will be reported at the special meeting of Shareholders scheduled for September 7, 2023. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on September 6, 2023.

Thank you for your continued support.

Very truly yours,

_________________

Kevin Wolf

President

Northern Lights Fund Trust II

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NORTHERN LIGHTS FUND TRUST II

Al FRANK FUND

(the “Fund”)

July 14, 2023

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To be Held On September 7, 2023

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

1-888-263-6443

Notice is hereby given that a special meeting (the “Meeting”) of Shareholders (the “Shareholders”) of the Fund, a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”), will be held in the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 7, 2023, at 10:00 am Eastern Time. At the Meeting, Shareholders will be asked to vote on the following Proposal with respect to the Fund:

Proposals 1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser.
2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board recommends that you vote FOR this Proposal.

You are entitled to vote at the Meeting, or any adjournment(s), postponement(s) or delay(s) thereto, if you owned shares of the Fund at the close of business on June 15, 2023 (the “Record Date”). Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by voting in person at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

If the necessary quorum to transact business for the Fund, or the vote required to approve the Proposal by a Fund, is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

This notice and the accompanying proxy materials are first being sent to Shareholders on or about July 20, 2023.

YOUR VOTE IS IMPORTANT – PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope. We ask for your cooperation in voting your proxy promptly.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 7, 2023

The Proxy Statement is available on the Internet at https://vote.proxyonline.com/alfrank/docs/2023special.pdf.

If you need assistance, or have any questions regarding the Proposal or how to vote your shares, please call AST at 1-866-416-0565.

By order of the Board of the Trust, on behalf of the Fund.

Kevin Wolf

President

Northern Lights Fund Trust II

July 14, 2023

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IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subjects of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What are Shareholders being asked to vote for at the upcoming Special Meeting of Shareholders on September 7, 2023 (the “Meeting”)?
A.	At the Meeting, Shareholders will be voting on a proposal (the “Proposal”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between Northern Lights Fund Trust II (the “Trust”) on behalf of the Fund and Kovitz Investment Group Partners, LLC (the “Adviser”).
Q.	Has the Board of Trustees of the Trust approved the Proposal?
A.	At an in-person meeting of the Trust’s Board of Trustees (the “Board” and each member a “Trustee”) held on May 23, 2023 which was called for the purpose of approving the New Advisory Agreement, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Advisory Agreement for the Fund.
Q.	Why am I being asked to vote on the Proposal?
A.	The Adviser currently serves as the Fund’s investment adviser under an investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Existing Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023, Focus Financial Partners Inc. (“Focus”), the ultimate parent company of the Adviser, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”). Investment vehicles managed by Stone Point will retain a portion of their investment in Focus as part of the transaction with CD&R (the “Transaction”) and will provide new equity financing in connection with the Transaction. The Transaction is anticipated to close in the third quarter of 2023 (the date on which the closing occurs, the “Closing Date”). Following the Closing Date, Focus will be privately owned and its shares will not be publicly traded. Focus is not currently involved in the management of the Fund or the implementation of the investment objective and strategies of the Fund, and none of Focus, CD&R or Stone Point will be involved in such activities following the completion of the Transaction.

The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”) that will be deemed an “assignment” as defined by the 1940 Act. To allow the Adviser to continue serving as the investment adviser to the Fund without any interruption after termination of the Existing Advisory Agreement, the Board has approved an interim investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the “Interim Advisory Agreement”) that meets the requirements of Rule 15a-4 under the 1940 Act, including that the duration of the Interim Advisory Agreement will be no greater than 150 days following the termination of the Existing Advisory Agreement. The Interim Advisory Agreement will take effect

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if Shareholders have not approved the New Advisory Agreement prior to the Closing Date and will automatically terminate upon the approval of Shareholders of the Fund of the New Advisory Agreement.

Under Section 15 of the 1940 Act, the Adviser can continue to serve as the investment adviser to the Fund under the New Advisory Agreement only if the agreement is approved by the Independent Trustees and Shareholders of the Fund. Accordingly, Shareholders of the Fund are being asked to approve the New Advisory Agreement. No changes in the services provided by the Adviser to the Fund or in the portfolio managers and key investment personnel at the Adviser providing those services are expected as a result of the Transaction.

The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

Shareholders are being asked to vote on the New Advisory Agreement, NOT the Transaction itself.

The Proxy Statement provides additional information about the Adviser and the Proposal. The New Advisory Agreement will become effective for the Fund upon the Closing Date or approval of the New Advisory Agreement by Shareholders of the Fund if the Interim Advisory Agreement takes effect.

Q.	How does the Board recommend that I vote?
A.	The Board recommends that you vote FOR the Proposal.
Q.	Why is the Board recommending that I approve the Proposal?
A.	The Board recommends that you approve the Proposal (i) to ensure that the operation of your Fund can continue without any interruption and so the Adviser can continue to provide your Fund with the services currently being provided; and (ii) to avoid additional costs to the Fund for seeking alternatives.
Q.	What will happen if shareholders do not approve the New Advisory Agreement?
A.	If Shareholders of the Fund do not approve the New Advisory Agreement, then the Adviser will not be permitted to serve as the Fund’s investment adviser upon the completion of the Transaction. Accordingly, the Board has approved the Interim Advisory Agreement with the Adviser to permit the Adviser to continue to serve in the event that the Transaction closes and Shareholders of the Fund have not yet approved a new investment advisory agreement. However, if a new investment advisory agreement is not approved within 150 days after the Closing Date, the Board will take such action as it deems to be in the best interests of the Fund and its Shareholders.

Q.        How will the Transaction affect me as a Fund Shareholder?

A.	Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the Fund. The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement, except for the effective and termination dates and a few other immaterial changes. If approved by Shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter. The advisory fee rate charged under the New Advisory Agreement is
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identical to the advisory fee rate under the Existing Advisory Agreement. The portfolio managers and key investment personnel of the Adviser who are involved in managing the Fund are not expected to change after the Closing Date. In addition, the Trustees will continue in office after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser before or after the Closing Date.

Q.	Will the Fund’s name change?
A.	No. The Fund’s name will not change as a result of the Transaction.
Q.	Will the fee rate payable under the New Advisory Agreement increase as a result of the Transaction?
A.	No. The Proposal does not seek any increase in fee rate. Additionally, the Adviser has contractually agreed to maintain the current operating expense limit pursuant to a new Fee Waiver Agreement (with identical terms to the existing Fee Waiver Agreement), which will remain in effect after the Closing Date until at least the end of the initial two-year term of the New Advisory Agreement.
Q.	Are there any material differences between the terms of the Existing Advisory Agreement and the New Advisory Agreement?
A.	No. There are no material differences between the terms of the Existing Advisory Agreement and the New Advisory Agreement, other than the effective and termination dates.
Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?
A.	No. The Fund or its shareholders will not bear any of these costs. The Adviser or its parent company have agreed to pay for all costs for this proxy solicitation. The costs of the proxy solicitation are estimated to be between $18,600 and $21,100.
Q.	Why are you sending me this information?
A.	You are receiving these proxy materials because as of the Record Date (defined below), you owned shares in the Fund and have the right to vote on this very important Proposal concerning your investment.
Q.	Who is entitled to vote?
A.	If you owned shares of a Fund as of the close of business on June 15, 2023 (the “Record Date”), you are entitled to vote.
Q.	How do I vote my shares?
A.	You can vote in person at the Meeting. If you cannot attend and vote at the Meeting in person, we urge you to vote your shares by submitting your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed proxy card. To ensure that your vote is counted, your executed proxy card must be received by 11:59 p.m. (Eastern Time) on September 6, 2023.

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Q.	What vote is required to approve the Proposal?
A.	Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.
Q.	What happens if I sign and return my proxy card but do not mark my vote?
A.	Your proxy will be voted FOR the proposal.
Q.	May I revoke my proxy?
A.	You may revoke your proxy at any time before it is exercised by giving notice of your revocation in writing to the Trust at c/o Ultimus Fund Solutions, LLC, 4221 North [20]3rd Street, Suite 100, Elkhorn, NE 68022, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy).
Q.	How can I obtain a copy of a Fund’s annual report?
A.	If you would like to receive a copy of the latest annual report for the Fund, please call 1-888-263-6443, write to the Fund at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE, 68022, or visit the Fund’s website at www.alfrankfunds.com. If a Fund has issued an annual report, the report will be furnished free of charge.
Q.	Whom should I call for additional information about this Proxy Statement?
A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST at 1-866-416-0565.
Q.	Where and when will the Meeting be held?
A.	The Meeting will be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 7, 2023, at 10:00 am (Eastern Time).
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VOTE TODAY!

TO AVOID THE EXPENSE OF A DELAYED MEETING, PLEASE RESPOND PROMPTLY.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed proxy card(s), date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid the additional expense of further solicitation, we ask for your cooperation in responding promptly.

You may receive more than one proxy card. Please be certain to vote each proxy card you receive.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general instructions for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

Registration Valid Signature

A. 1) ABC Corp. 2) ABC Corp. c/o John D. Smith, Treasurer	John D. Smith, Treasurer John D. Smith, Treasurer
B. 1) ABC Corp. Profit Sharing Plan ABC Trust	Jane B. Smith, Trustee Jane B. Smith, Trustee
C. 1) Jane B. Smith, Cust. f/b/o	Jane B. Smith Mary C. Smith UGMA

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NORTHERN LIGHTS FUND TRUST II

Al FRANK FUND

(the “Fund”)

4221 North 203rd Street, Suite 100, Elkhorn, NE, 68022

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

To Be Held On September 7, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees(the “Board” or the “Trustees”) of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust, on behalf of the Fund, to be used at a special meeting of Shareholders (the “Shareholders”) to be held in the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on September 7, 2023, at 10:00 am (Eastern Time) and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made by the Fund by the mailing on or about July 20, 2023 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card(s). Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Trust and officers, employees and agents of the Adviser, and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, email or other electronic means.

At the Meeting, Shareholders of the Fund will be asked to vote on the following proposal with respect to the Fund:

Proposals

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser.
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board has set the close of business on June 15, 2023 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “General Information” and “Voting Information.” Copies of the Funds’ annual report for the year ended December 31, 2022, have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the annual report.

To request a copy of the Proxy Statement or the annual report, please call 1-888-263-6443, write c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022,, or visit the

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Fund’s website at www.alfrankfunds.com for the annual report, or https://vote.proxyonline.com/alfrank/docs/2023special.pdf for the Proxy Statement. You may also call for information on how to obtain directions to be able to attend the Meeting in person.

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Table of Contents

_________________	3
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 7, 2023	5
IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL	6
GENERAL OVERVIEW	14
Reliance on Section 15(f) of the 1940 Act	15
Post-Transaction Structure and Operations	16
PROPOSAL: APPROVAL OF THE NEW ADVISORY AGREEMENT	17
Affiliated Service Providers, Affiliated Brokerage and Other Fees	18
Information about the Adviser	18
Required Vote	19
BOARD CONSIDERATIONS	20
Summary of Board Meetings and Considerations	20
Board Approval of the Investment Advisory Agreement	20
Information about the Interim Advisory Agreement	23
GENERAL INFORMATION	24
Ownership of Shares	24
Other Information	24
Payment of Solicitation Expenses	24
Delivery of Proxy Statement	24
Other Business	24
Submission of Shareholder Proposals	24
Principal Underwriter and Administrator	25
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 7, 2023	25
Reports to Shareholders and Financial Statements	25
VOTING INFORMATION	26
Voting Rights	26
Attending the Meeting	26
Quorum; Adjournment	26
Required Vote	27
APPENDIX LIST	28
Appendix A	29
Appendix B	30
Appendix C	31
Appendix D	32
Appendix E	33
Appendix F	34

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GENERAL OVERVIEW

The Transaction

Kovitz Investment Group Partners, LLC (the “Adviser”) serves as the Fund’s investment adviser under the investment advisory agreement between the Adviser and Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund (the “Existing Advisory Agreement”). As the Fund’s investment adviser, the Adviser is responsible for the Fund’s overall investment strategy and its implementation.

As announced on February 27, 2023, Focus Financial Partners Inc. (“Focus”), a partnership of independent fiduciary wealth management firms and the ultimate parent company of the Adviser, agreed to be acquired by investment vehicles affiliated with Clayton, Dubilier & Rice, LLC (“CD&R”) and Stone Point Capital LLC (“Stone Point”) (the “Transaction”). Following the Transaction, Focus will be privately owned and its shares will not be publicly traded. After the date of closing of the Transaction (the “Closing Date”), which is anticipated in the third quarter of 2023, the Adviser will continue to serve as the Fund’s investment adviser pursuant to an Interim Advisory Agreement (as defined and discussed in more detail below). Focus is not currently involved in the management of the Fund or the implementation of the investment objective and strategies of the Fund, and none of Focus, CD&R or Stone Point will be involved in such activities following the completion of the Transaction.

The portfolio managers and key investment personnel who currently manage the Fund are expected to continue to do so after the Closing Date. The Transaction is anticipated to result in an indirect change of control of the Adviser (the “Change of Control”). Consistent with applicable requirements under the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement contains a provision that the agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Change of Control will be deemed an assignment of the Existing Advisory Agreement, triggering the automatic termination of such agreement.

To continue to provide for continuity in the operation of the Fund, you are being asked to approve a new investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “New Advisory Agreement”).

Under the New Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the same terms and for the same fees that are currently in effect. The Fund’s investment objective, policies, risks, principal or non-principal strategies, and fundamental or non-fundamental investment restrictions, will not change as a result of the Transaction. In addition, the investment advisory personnel who currently manage the Fund are expected to continue to do so after the Closing Date. In addition, the Trustees will continue in their positions after the Closing Date.

To provide for continuity in the operation of the Fund in the event that Shareholders do not approve the New Advisory Agreement prior to the Closing Date, at a meeting held on May 23, 2023, the Board unanimously approved an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”), that will take effect immediately upon the Closing Date if Shareholders have not approved the New Advisory Agreement. In reliance upon applicable rules under the 1940 Act, the Adviser will be permitted to provide investment advisory services to the Fund under the Interim Advisory Agreement for up to 150 days following the Closing Date, and may do so without having received the prior approval of Shareholders of the Fund. The terms and conditions of the Interim Advisory Agreement are identical to the terms of the Existing Advisory Agreement, except for the effective and termination dates and certain escrow provisions. Fees payable under the Interim Advisory Agreement will be no greater than would have been paid under the Existing Advisory Agreement. The Interim Advisory Agreement may be terminated prior to the completion of its 150-day term, including in the event that

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Shareholders of the Fund approve the New Advisory Agreement, which would become effective and replace the Interim Advisory Agreement.

The Transaction will NOT CHANGE your Fund’s name or the number of shares you own of the Fund.

About the Adviser

Kovitz Investment Group Partners, LLC, 71 South Wacker Drive, Suite 1860, Chicago, IL 60606, is the Fund’s current investment adviser. Since its organization in 2003, the Adviser has provided investment advisory and administrative services to primarily to high net worth individuals and institutional clients. As of March 31, 2023, the Adviser had approximately $7 billion in assets under management.

The Adviser is an indirect, wholly owned subsidiary of Focus Financial Partners, LLC, 875 Third Avenue, 28th Floor, New York, NY 10022 (“Focus LLC”). The sole managing member of Focus LLC is Focus Financial Partners Inc. Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in and acquiror of independently-managed wealth and asset management firms in the U.S. and abroad. Focus LLC was formed in Delaware on November 30, 2004 and Focus was incorporated in Delaware on July 29, 2015.

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with the Transaction, certain parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which requires satisfaction of two conditions. Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive payments or benefits in connection with a change in control of an investment adviser, such as those specified in the Transaction Agreement. Focus has agreed to conduct its business and, to the extent within its reasonable control, cause each of its affiliates to conduct their respective businesses so as to assure compliance with each of the two conditions of Section 15(f), as described below.

First, for a three-year period from the date of the assignment, which is the Closing Date, at least 75% of the Board must be composed of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Adviser or any successor adviser. The composition of the current Board of the Trust complies with this requirement.

The second condition of Section 15(f) is that, for a period of two years following the Closing Date, there must not be imposed on the Fund any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” (such as the Adviser) or an “interested person” of an “adviser,” would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its Shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing Date.

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Post-Transaction Structure and Operations

It is intended that, after the Closing Date, the Adviser will continue to serve as the Fund’s Adviser pursuant to the New Advisory Agreement or an Interim Advisory Agreement. The Transaction will not result in any material change in the day-to-day management of the Fund. In addition, the portfolio managers and key investment personnel who currently manage the Fund are expected to continue to do so after the Closing Date. However, there can be no assurance that any particular employee of the Adviser will choose to remain employed by the Adviser after the Closing Date.

The Transaction will not result in any changes to the organization and structure of the Fund. Your Fund and its investment objective and strategies will not change as a result of the completion of the Transaction, and you will still own the same number of shares of the Fund. The Fund’s name will not change as a result of the Transaction. The Trustees will continue in office after the Closing Date and will continue to make decisions regarding the independent registered public accounting firm, custodian, administrator, distributor and transfer agent of the Fund. No changes to the Fund’s existing service providers other than the approval of the investment advisory agreement are proposed or planned by the Board or the Adviser at this time in connection with the Transaction.

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PROPOSAL: APPROVAL OF THE NEW ADVISORY AGREEMENT

Background

Kovitz Investment Group Partners, LLC (the “Adviser”) currently serves as investment adviser to the Fund under an investment advisory agreement between Northern Lights Fund Trust II (the “Trust”), on behalf of the Fund, and the Adviser dated December 5, 2018 (the “Existing Advisory Agreement”). The Existing Advisory Agreement was last approved by Shareholders on December 5, 2018, in connection with its initial execution and was approved for continuance by the Board on October 14, 2020, October 18-19, 2021 and October 17-18, 2022.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Existing Advisory Agreement provides for automatic termination in the event of an assignment, which will occur upon the closing date (“Closing Date’) of the Transaction (as defined and described above). To provide for continuity in the operation of the Fund, at a meeting held on May 23, 2023, the Board unanimously approved the New Advisory Agreement and an interim investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Interim Advisory Agreement”).

The Proposal

Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”). As described above, approval of the New Advisory Agreement is sought so that the operation of the Fund can continue without interruption. If the New Advisory Agreement is approved by the Shareholders of the Fund, the New Advisory Agreement will become effective for the Fund on the Closing Date or upon the date of approval of the New Advisory Agreement by Shareholders if the Interim Advisory Agreement take effect.

Board Approval and Recommendation

On May 23, 2023, the Board, including the Trustees who are not “interested persons” of the Fund or the Adviser within the meaning of the 1940 Act (the “Independent Trustees”), determined that approval of the New Advisory Agreement is in the best interest of the Fund and its Shareholders, unanimously approved the New Advisory Agreement for the Fund and unanimously recommended that Shareholders of the Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “Board Considerations.”

Description of the Existing Advisory Agreement and the New Advisory Agreement

A New Advisory Agreement is being proposed for the Fund. The form of New Advisory Agreement is set forth in Appendix F to this Proxy Statement. The advisory fee rate under the New Advisory Agreement is identical to the fee rate under the Fund’s Existing Advisory Agreement. The annual advisory fees payable to the Adviser are set forth in Appendix B.

Differences between the Existing Advisory Agreement and the New Advisory Agreement

The New Advisory Agreement is the same as the Existing Advisory Agreement, except for the effective and termination dates and a few immaterial terms. The New Advisory Agreement will be effective as of the Closing Date or as of the date of Shareholder approval of the Proposal, if later than the Closing Date. The New Advisory Agreement will have an initial term of two years and may be continued for one year terms thereafter. For a more complete understanding of the agreements, you should read the form of New Advisory Agreement contained in Appendix F.

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Interim Advisory Agreement

Under the agreement between Focus and investment vehicles affiliated with CD&R and Stone Point (the “Transaction Agreement”), Focus agreed to cause the Adviser to use commercially reasonable efforts to obtain approval of a new investment advisory agreement for the Fund advised by the Adviser, by the Board and Shareholders of the Fund. The Closing Date is anticipated to occur in the third quarter of 2023.

Accordingly, as discussed above, an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”) will take effect upon the Closing Date. On May 23, 2023, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement in order to assure continuity of investment advisory services to the Fund after the Closing Date.

The terms of the Interim Advisory Agreement are identical to those of the Existing Advisory Agreement and the New Advisory Agreement, except for the effective and termination dates and certain escrow provisions described below. Fees payable under the Interim Advisory Agreement will be no greater than would have been paid under the Existing Advisory Agreement. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the Closing Date (the “150-day period”) or when Shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under the Interim Advisory Agreement will be held by the Fund’s custodian in an interest-bearing escrow account. If Shareholders of the Fund approve the New Advisory Agreement by the end of the 150-day period with respect to the Fund, the amount held in the escrow account under the Interim Advisory Agreement (including interest earned) will be paid to the Adviser. If Shareholders of a Fund do not ultimately approve the New Advisory Agreement by the end of the 150-day period, the Board will take such actions as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement (plus interest earned on such amount) or the total amount held in the escrow account with respect to the Fund under the Interim Advisory Agreement, plus interest earned on such amount. The Interim Advisory Agreement may be terminated by the Trust’s Board of Trustees or a majority of the Fund’s outstanding voting securities at any time, without payment of any penalty, on 10 calendar days written notice to the Adviser.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

During the Fund’s most recently completed fiscal year, the Fund made no material payments to the Adviser or any affiliated person of the Adviser for services provided to the Fund except as set forth on Appendix C to this Proxy Statement.

The Fund paid no brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of the Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of the Fund or the Adviser.

Information about the Adviser

Kovitz Investment Group Partners, LLC, 71 South Wacker Drive, Suite 1860, Chicago, IL 60606, is the Fund’s current investment adviser. Since its organization in 2003, the Adviser has provided investment advisory and administrative services to primarily to high net worth individuals and institutional clients. As of March 31, 2023, the Adviser had approximately $7 billion in assets under management.

The Adviser is an indirect, wholly owned subsidiary of Focus Financial Partners, LLC, 875 Third Avenue, 28th Floor, New York, NY 10022 (“Focus LLC”). The sole managing member of Focus LLC is Focus

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Financial Partners Inc. Focus LLC, a Delaware limited liability company headquartered in New York City, is a strategic and financial investor in and acquiror of independently-managed wealth and asset management firms in the U.S. and abroad. Focus LLC was formed in Delaware on November 30, 2004, and Focus was incorporated in Delaware on July 29, 2015.

John Buckingham and Jason R. Clark are the portfolio managers responsible for the day-to-day management of the Fund.

John Buckingham has been a portfolio manager of the Fund since its inception. At the Adviser, Mr. Buckingham conducts fundamental and quantitative analysis of individual stocks and leads the investment team responsible for portfolio management and trading of the Adviser’s strategies. He is principally responsible for the day-to-day management of the Fund’s portfolio. Mr. Buckingham is also the Chief Editor of The Prudent Speculator newsletter.

Jason R. Clark has been a portfolio manager of the Fund since January 2016. At the Adviser, Mr. Clark is primarily focused on fundamental analysis of individual stocks and industries. Mr. Clark is also responsible for active portfolio management, providing education about the firm’s investment strategies and portfolio management process and working with the firm’s current and prospective private wealth clients. He also contributes to The Prudent Speculator newsletter.

Information regarding the principal executive officer, directors and certain other officers of the Adviser and its affiliates and certain other information is attached in Appendix D to this Proxy Statement. None of the officers or Trustees of the Trust are affiliated with the Adviser.

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE PROPOSAL.

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BOARD CONSIDERATIONS

Summary of Board Meetings and Considerations

All of the Trustees, including all of the Independent Trustees, met on May 23, 2023, to determine whether to approve the New Advisory Agreement and to recommend approval to Shareholders. At the Board meeting and throughout the process of considering the New Advisory Agreement, the Board was advised by counsel to the Trust.

In their consideration of the approval of the New Advisory Agreement, the Board requested certain materials as they deemed necessary from the Adviser and evaluated their responses thereto. During the Meeting, senior representatives of the Adviser provided information to the Board regarding the Adviser’s personnel and operations. The Board also reviewed the terms of the New Advisory Agreement and considered its possible effects on the Fund and its Shareholders.

During the Board meeting, representatives of the Adviser indicated their belief, based on discussions with Focus, that the approval of the New Advisory Agreement would not adversely affect (i) the continued operation of the Fund; or (ii) the capabilities of the senior personnel and investment advisory personnel of the Adviser who currently manage the Fund to continue to provide these and other services to the Fund at least equivalent to the current level. The Adviser recommended that the Board approve the New Advisory Agreement and that the Board recommend that Shareholders approve the New Advisory Agreement.

Board Approval of the Investment Advisory Agreement

Advisory Agreements

At a meeting held on May 23, 2023 (the “Meeting”), the Board, including the Independent Trustees considered the approval of the Interim Advisory Agreement for a period ending on the earlier of 150 days from the Closing Date or when Shareholders of the Fund approve the New Advisory Agreement, and the New Advisory Agreement, for an initial two-year term, renewable annually thereafter (collectively, the “Advisory Agreements”).

Factors Considered in Approving the Advisory Agreements

In connection with the Board’s review of the Advisory Agreements, key personnel of the Adviser advised the Board about a variety of matters, including the following:

•	No material changes are currently contemplated and no diminution is anticipated as a result of the Transaction in the nature, quality, or extent of services currently provided to the Fund and its Shareholders, including investment management services, administrative services provided to the Fund under an administration agreement and services provided to Shareholders under a shareholder services agreement.
•	All of the key investment advisory personnel of the Adviser who currently assist in the management of the Fund are expected to continue to do so after the Transaction.
•	The terms and conditions of the New Advisory Agreement, including the Fund’s contractual fee rate, are the same as the Existing Advisory Agreement, except for the effective and termination dates.
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•	In addition, the current operating expense limit for the Fund will remain in effect after the Closing Date until at least the end of the initial two year term of the New Advisory Agreement.
•	The Fund will continue to receive the benefit of the strong compliance culture and financial resources of Focus following the Transaction.
•	Focus has agreed that it will conduct its business, and will, to the extent within its reasonable control, cause each of its affiliates to conduct their businesses, in a manner to enable reliance upon the conditions of Section 15(f) of the 1940 Act, including not imposing any “unfair burden” on the Fund for at least two years from the Closing.

In its deliberations, the Board considered the factors discussed below. The Board relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form. The Trustees did not identify any particular factor or piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

Nature, Extent and Quality of the Services.

The Board considered the Adviser’s favorable attributes, including its investment philosophy, investment management capabilities, experienced leadership and reputation. The Board also considered: the capabilities, resources, and personnel of the Adviser, in order to determine whether the Adviser is capable of continuing to provide at least an equivalent level of investment management services currently provided to the Fund. The Board also reviewed information provided by Focus related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Advisory Agreement. In addition, the Board considered that all of the portfolio managers currently managing the Fund are expected to continue to do so following the Transaction.

Based on its review of materials prepared for the Meeting, the Board considered the experience and qualifications of the personnel of the Adviser who will be responsible for continuing to provide services to the Fund. The Board noted that none of the portfolio managers and other key investment personnel managing the Fund are expected to change as a result of the Transaction, and that the investment process and day-to-day operations of the Fund were not expected to change.

The Board concluded that the Adviser will be capable of continuing to provide investment advisory services at least equivalent to the same high quality as the investment advisory services currently provided to the Fund.

Performance. The Board considered that all of the portfolio managers and other key investment personnel currently managing the Fund are expected to continue to do so following the Transaction. The Board discussed the report prepared by Broadridge and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended April 30, 2023, for the Fund. The Board noted the Fund underperformed its peer group median, Morningstar category median, and benchmark, the S&P 500 Index, for the one year, three year, five year and since inception period. The Board further noted that the Fund’s former Investor Class shares, which commenced operations in 1998, had a longer performance track record and with the longer history outperformed the S&P 500 Index for the period since 1998. After further discussion, the Board concluded that the performance of the Fund was acceptable and the Board would continue to monitor the performance of the Fund.

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Fees and Expenses. The Board considered that the New Advisory Agreement is the same as the Existing Advisory Agreement, except for the effective and termination dates, and that the Fund’s contractual fee rate will be identical for the Fund, for the initial two-year term of the New Advisory Agreement. The Board also noted that the Adviser has contractually agreed to maintain the current operating expense limit pursuant to a new Fee Waiver Agreement (with identical terms to the existing Fee Waiver Agreement), which will remain in effect after the Closing Date until at least the end of the initial two-year term of the New Advisory Agreement, whereby it will waive a portion of its advisory fees so that the Fund does not exceed its operating expense limitation. The Board found such arrangements to be beneficial to shareholders. The Board also reviewed and discussed the advisory fee and total operating expenses of the Al Frank Fund as compared to its peer group and its Morningstar category as presented in the Broadridge Report. The Board noted that the 1.00% advisory fee was at the top of its peer group but not the highest in its Morningstar category. In light of these comparisons, the Board concluded that, based on the Adviser’s experience, expertise and services provided to the Al Frank Fund, the advisory fee charged by the Adviser, although at the high end of the Al Frank Fund’s peer group, was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on profitability reports and profitability analyses provided by the Adviser. The Board also reviewed the selected financial information of provided by the Adviser regarding the Adviser and Focus. After review and discussion, the Board concluded that the anticipated profit from the Adviser’s relationship with the Fund was not excessive relative to the experience of the Adviser and the nature and quality of the services performed by the Adviser. The Board considered the Adviser’s representation that it anticipates profitability for the Adviser under the New Advisory Agreement to be similar to profitability for the Adviser during recent periods. The Board noted that it would have the opportunity to give further consideration to the Adviser’s profitability with respect to the Fund at the end of the initial two-year term of the New Advisory Agreement.

Economies of Scale. As to the extent to which the Fund would realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund and the Adviser’s expectations for growth, and concluded that any material economies of scale would likely not be achieved in the near term.

Other Considerations. In approving the Advisory Agreements, the Board considered that the Adviser will be making a commitment to the retention and recruitment of high quality personnel, and has undertaken to maintain the same level of financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and their Shareholders and that has previously been provided to the Fund. The Board also considered that the Adviser has undertaken to make a commitment to the management and success of the Fund, and to employ its resources in an effort to both maintain and grow the Fund by seeking out expanded distribution opportunities, where possible. The Board also considered that the Fund will continue to receive the benefit of the strong compliance culture and financial resources of Focus following the Transaction.

Conclusions. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined that (a) the terms of the Advisory Agreements are not unreasonable; (b) the investment advisory fee payable pursuant to the Advisory Agreements is not unreasonable; and (c) the Advisory Agreements are each in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

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Information about the Interim Advisory Agreement

As discussed above, at a May 23, 2023 meeting, the Board, including the Independent Trustees, unanimously approved the Interim Advisory Agreement. To assure continuity of advisory services, the Interim Advisory Agreement will take effect upon the Closing Date of the Transaction. The terms of the Interim Advisory Agreement are identical to those of the Existing Advisory Agreement and New Advisory Agreement, in each case except for the effective and termination dates and certain escrow provisions described in the Proxy Statement. In light of the foregoing, the Trustees, including the Independent Trustees, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement are at least equivalent to the scope and quality of services provided under the Existing Advisory Agreement.

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GENERAL INFORMATION

Ownership of Shares

As of the Record Date, no Shareholder owned, beneficially or of record, more than 5% of the outstanding shares of the Fund, except as provided in Appendix E.

No officers or Trustees of the Trust owned shares of the Fund as of the Record Date.

Other Information

Since May 31, 2023, no Trustee has purchased or sold securities exceeding 1% of the outstanding securities of any class of the Adviser or its parent or subsidiaries.

As of the Record Date, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with the Adviser.

Payment of Solicitation Expenses

The Adviser or its parent company has agreed to pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the applicable Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please call 1-888-263-6443 or write to the Fund at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE, 6802.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.

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The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Delaware law, the Trust’s governance documents and relevant Trust policies.

Principal Underwriter and Administrator

Northern Lights Distributors, LLC is the principal underwriter of the Fund. Ultimus Fund Solutions, LLC is the administrator of the Fund. Both the principal underwriter and administrator are located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 7, 2023

The Proxy Statement is available on the Internet at https://vote.proxyonline.com/alfrank/docs/2023special.pdf.

Reports to Shareholders and Financial Statements

The annual report and semi-annual report to Shareholders of the Fund, including financial statements of the Fund, have previously been sent to Fund Shareholders. To request a report for the Fund, please call (888) 263-6443, write to the Fund at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 6802, or visit www.alfrankfunds.com.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to Shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from Shareholders.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Fund at 1-888-263-6443. You may also notify the Fund in writing at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE, 6802. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the transfer agent receives your request to stop householding.

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VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund at the close of business on June 15, 2023 (the “Record Date”) may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. The number of outstanding shares of the Fund, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Each proxy solicited by the Board that is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. A validly executed proxy that does not state that it is irrevocable may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person (merely attending the Meeting, however, will not revoke any previously submitted proxy). Any letter of revocation or later-dated proxy must be received by the Trust prior to the Meeting and must indicate your name and account number to be effective. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy by the shareholder, whether by manual signature, typewriting, telegraphic transmission or otherwise.

Abstentions will be counted as present for purposes of determining whether a quorum is present and whether the proposal is approved by a “majority of the outstanding voting securities” under the Investment Company Act of 1940, as amended (the “1940 Act”). Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. “Broker nonvotes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

There are no dissenters’ rights of appraisal in connection with any vote to be taken at the Meeting.

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a Shareholder of record of the Fund on the Record Date, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission, you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact the Fund at 1-888-263-6443 to obtain directions to the site of the Meeting.

Quorum; Adjournment

The presence in person or by proxy of the holders of record of one-third percent (33 1/3%) of the outstanding shares entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Meeting, permitting action to be taken. The shares represented by a proxy that is properly

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executed and returned will be considered to be present at the Meeting. All properly executed proxies received in time for the Meeting will be treated as present for quorum. Abstentions will be treated as shares that are present but which have not been voted. Broker non-votes (defined under “Voting Rights”) will not be treated as present. Accordingly, abstentions and broker non-votes effectively will be a vote against the Proposal.

Whether or not a quorum is present, or represented at the Meeting, the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, either in person or by proxy. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience.

Should Shareholders require additional information regarding the proxy or replacement proxy cards, they may contact AST at 1-866-416-0565 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. – 5:00 p.m. (Eastern Time).

Required Vote

Approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The implementation of the Proposal is contingent upon the completion of the Transaction. If the Transaction is not completed, then the Existing Advisory Agreement would not be terminated and would remain in effect.

Approval of the Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote FOR. Abstentions and broker non-votes effectively result in a vote AGAINST and are disregarded in determining whether either Proposal has received enough votes. Shareholders are entitled to one vote for the Fund share. Fractional shares are entitled to proportional voting rights.

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APPENDIX LIST

Appendix A Appendix B Appendix C Appendix D Appendix E Appendix F	Shares Outstanding Advisory Fee Rates Advisory Fees and Other Fees Paid Information Regarding Officers and Directors of the Adviser Principal Holders Form of the New Advisory Agreement

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Appendix A

Shares Outstanding

Fund	Total Number of Outstanding Shares as of the Record Date – June 15, 2023
Al Frank Fund	2,663,247.0450

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Appendix B

Advisory Fee Rate

Fund	Contractual Advisory Fee Rate	Fund Expense Limitation (Advisor Class)[1]
Al Frank Fund	1.00%	1.24%

[1] The Adviser has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, (such as interest and dividend expense on securities sold short) taxes and extraordinary expenses such as litigation) for the Fund do not exceed 1.24% of the Fund’s average net assets, for Advisor Class shares. This expense limitation will remain in effect after the Closing until at least the end of the initial two-year term of the New Advisory Agreement, and may be amended or terminated before such time only with approval of the Board of Trustees of the Trust.

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Appendix C

Advisory Fees and Other Fees Paid During Fiscal Year Ended December 31, 2022

Advisory Fees Accrued	$712,154
Advisory Fees Waived by Adviser	$(129,083)
Advisory Fees Recouped by Adviser	$0
Total Advisory Fees Paid to Adviser	$583,071

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Appendix D

Information Regarding Officers and Directors of the Adviser

Name and Address*	Principal Occupation(s)
Mitchell A. Kovitz	Chief Executive Officer and Chairman of the Adviser
Theodore J. Rupp	Co-President of the Adviser
Robert A. Contreras	Co-President, General Counsel and Secretary of the Adviser
Joel D. Hirsh	Vice President of the Adviser
Carolyn E. Raden	Vice President and Chief Financial Officer of the Adviser
Jeremy M. Wilson	Chief Compliance Officer of the Adviser

* The address for each officer listed above is 71 S. Wacker Dr., Ste. 1860, Chicago, IL 60606.

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Appendix E

Principal Holders

As of June 15, 2023, the Record Date, the persons shown in the table below were known to the Fund to own, beneficially or of record, more than 5% of the outstanding shares of the Fund. The nature of ownership for each position listed is “of record.”

Al Frank Fund
Name	Shares	Percent of Class
NATIONAL FINANCIAL SERVICES LLC FOR /THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	396,746.7270	14.90%
CHARLES SCHWAB & CO., INC. 211 MAIN ST SAN FRANCISCO, CA 94105-1905	676,821.1460	25.41%
TD AMERITRADE INC FOR THE /EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	142,304.5310	5.34%

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Appendix F

Form of the New Advisory Agreement

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INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

KOVITZ INVESTMENT GROUP PARTNERS, LLC

AGREEMENT, made as of [____], 2023 between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the "Trust"), and KOVITZ INVESTMENT GROUP PARTNERS, LLC a Delaware limited liability company (the "Adviser"), located at 71 S. Wacker Drive, Suite 1860, Chicago, IL 60606.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

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The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

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2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Funds’ net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the

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"1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to each Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate of the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to each Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for each Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of each Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of each Fund and in

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accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as

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investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date executed, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

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This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

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21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By:

Name: Kevin Wolf

Title: President

KOVITZ INVESTMENT GROUP PARTNERS, LLC

By:

Name:

Title:

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NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Al Frank Fund	1.00%

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Al Frank
MUTUAL FUNDS

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE

VOTER PROFILE:
Voter ID: Security ID:
Shares to Vote: Household ID:

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE *TODAY!*

CONTROL NUMBER:

Vote on the internet

Go to the website below and enter your control number or simply use your camera on yoursmart phone to scan this QR code. Internet voting is available 24 hours a day.

vote.proxyonline.com

Vote by phone

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(866) 416-0565 Toll Free

Vote by mail

Mail your signed and voted proxy back in the postage paid envelope provided.

Postage-Paid Envelope

AL FRANK FUND

A Series of Northern Lights Fund Trust II

The undersigned, revoking prior proxies, hereby nominates, constitutes and appoints Allyson Stewart as attorney-in-fact, agent and proxy of the undersigned, with full power of substitution, to vote all the shares of the Al Frank Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on September 7, 2023, at 10:00 a.m. (Eastern time) at the office of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or at any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as indicated herein, and in their discretion upon an other business that may properly come before the Meeting and any and all adjournments thereof. The undersigned acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 31, 2023. The proxy material for the Meeting is available at: https://vote.proxyonline.com/alfrank/docs/2023special.pdf

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call (866) 416-0565 toll free. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Al Frank Fund

PROXY CARD

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

This proxy is solicited on behalf of the Board of Directors, and the proposal (set forth below) has been proposed by the Board of Directors. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

The Board of Directors of the Fund (the "Board") recommends that you vote FOR approval of the proposals.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser.	O	O	O

Mail ID: CUSIP: